MAINSTAY VP SERIES FUND, INC.

MainStay VP Small Cap Growth Portfolio

Supplement dated June 29, 2009 (“Supplement”) to the
Prospectus for MainStay VP Series Fund, Inc., dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay VP Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), a series of the MainStay VP Series Fund, Inc. (the “Fund”). You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation (“NYLIAC”), 51 Madison Avenue, New York, NY 10010.

At a meeting held on June 23, 2009, the Fund’s Board of Directors (the “Board”) approved the following:

•
the termination of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Small Cap Growth Portfolio, effective June 29, 2009;

•
the appointment of Epoch Investment Partners, Inc. (“Epoch”) as an interim subadvisor to the Small Cap Growth Portfolio, effective June 29, 2009, to ensure uninterrupted receipt by the Portfolio of portfolio management services following the termination of MacKay Shields;

•	modifying the Small Cap Growth Portfolio’s principal investment strategy, investment process, principal risks and primary benchmark, effective August 14, 2009; and

•
an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the reorganization of the Small Cap Growth Portfolio with and into the MainStay VP Developing Growth Portfolio (“Developing Growth Portfolio”), another series of the Fund, effective on or about November 20, 2009 (the “Reorganization”).  Shareholders of the Small Cap Growth Portfolio will not be asked to vote on the Reorganization, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the Investment Company Act of 1940 and Rule 17a-8 thereunder.

Please note that, as a result of the modifications to the Small Cap Growth Portfolio’s principal investment strategy, investment process, principal risks and primary benchmark, which are effective August 14, 2009, the Small Cap Growth Portfolio will no longer specifically seek to invest in “growth” companies and may invest in companies with larger capitalizations than those in which the Small Cap Growth Portfolio typically has invested in the past.

As with the Small Cap Growth Portfolio, the Board has also appointed Epoch as the Developing Growth Portfolio’s subadvisor, effective June 29, 2009, and approved a change in the name of the Developing Growth Portfolio to the “MainStay VP U.S. Small Cap Portfolio,” effective on or about November 13, 2009.  In addition, on August 14, 2009, the Developing Growth Portfolio will modify its investment strategy, investment process, principal risks and principal benchmark such that as of that date, the Developing Growth Portfolio and the Small Cap Growth Portfolio will have materially identical investment strategies, processes, risks and benchmarks.  No further modifications to these strategies, processes, risks and benchmarks are expected in connection with the Reorganization.  Therefore, shareholders of the Small Cap Growth Portfolio may wish to review the Prospectus changes described below prior to August 14, 2009 to determine whether they wish to continue investing in the Small Cap Growth Portfolio, both before and after the Reorganization with the Developing Growth Portfolio.

Each of these items is discussed in detail below.

I.	Appointment of Epoch Investment Partners, Inc. as Interim Subadvisor to the Small Cap Growth Portfolio

Effective June 29,  2009, the disclosure in the Small Cap Growth Portfolio’s Prospectus is amended as follows:

a.	All references to MacKay Shields LLC as subadvisor and MacKay Shields’ personnel as portfolio managers to the Portfolio are hereby replaced with references to Epoch and Epoch personnel, respectively.

b.	The section entitled “The Fund and its Management” beginning on page 117 of the Prospectus is hereby amended to include the following:

Epoch Investment Partners, Inc. (“Epoch”), 640 Fifth Avenue, 18th Floor, New York, New York 10019, is the interim subadvisor to the MainStay VP Small Cap Growth Portfolio.  Epoch was founded in April 2004 as a Delaware corporation.  As of March 31, 2009, the firm managed approximately $5.7 billion in assets.

c.	The “Portfolio Managers” and “Portfolio Manager Biographies” subsections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Small Cap Growth Portfolio	David Pearl, William Priest and Michael Welhoelter

Portfolio Manager Biographies:

David N. Pearl, CFA     Mr. Pearl has managed the MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Mr. Pearl joined Epoch in 2004.  Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management – Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.

William W. Priest, CFA     Mr. Priest has managed the MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Michael A. Welhoelter, CFA     Mr. Welhoelter has managed the MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity Group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts and is a CFA charterholder.

II.	Modifying the Portfolio’s Principal Investment Strategy, Investment Process, Principal Risks, and Primary Benchmark Index

Effective August 14, 2009, in connection with changing the Portfolio’s principal investment strategy, investment process, principal risks, and primary benchmark index, the disclosure in the Portfolio’s Prospectus is revised as stated below.  As noted above, also effective August 14, 2009, the Developing Growth Portfolio will make materially identical modifications to its principal investment strategy, investment process, principal risks, and primary benchmark index.  Therefore, the revised Prospectus disclosure below also will apply to the Developing Growth Portfolio, into which the Small Cap Growth Portfolio is expected to reorganize on or about November 20, 2009 (see Section III below).

a.	The sections entitled “Principal Investment Strategy,” “Investment Process,” and “Principal Risks” beginning on page 54 of the Portfolio’s Prospectus are hereby amended as follows:

Principal Investment Strategy

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2500TM Index and invests primarily in common stocks and securities convertible into common stock. The Portfolio may also engage in the lending of portfolio securities.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The market capitalizations of companies in this Index fluctuate and as of May 31, 2009, they ranged from $45 million to $7 billion.

Investment Process

Epoch, the Portfolio's Subadvisor, believes small and mid capitalization companies offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. The Subadvisor seeks businesses that generate "free cash flow" and securities that have unrecognized potential, yet possess a combination of above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management’s ability to anticipate those changes that can adversely affect the value of the Portfolio’s holdings.  Opportunities for greater gain often come with the possibility of a greater risk of loss.  Some of the securities in which the Portfolio may invest, therefore, may carry above-average risk compared to the risk of securities found in common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500® Index.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:
▪	more price volatility;
▪	greater spreads between their bid and ask prices;
▪	fewer shares outstanding and thus significantly lower trading volumes; and/or
▪	cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies.  If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase.  Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Portfolio’s use of securities lending present certain risks.  The risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Portfolio lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time.  The Portfolio receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%.  Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

b.	The table and footnotes on page 56 of the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following:

Average Annual Total Returns
(for the period ended December 31, 2008)
	1 year	5 years	Since Inception 7/2/01
MainStay VP Small Cap Growth Portfolio
Initial Class	-39.93%	-6.78%	-4.62%
Service Class[1]	-40.08%	-7.01%	-4.86%
Russell 2500TM Index[2]	-36.79%	-0.98%	4.08%
Russell 2000® Growth Index [3]	-38.54%	-2.35%	-0.76%
1
Performance for the Service Class shares, first offered June 5, 2003, includes the historical performance of the Initial Class shares from July 2, 2001 to June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares.

2
The Russell 2500TM Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations.  The Russell 2500 TM is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.  The Portfolio has selected the Russell 2500 TM Index as its primary benchmark index in replacement of the Russell 2000 Growth Index because it believes Russell 2500 TM Index is more reflective of the Portfolio’s investment style. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

3
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

III.	Reorganization of Small Cap Growth Portfolio with and into Developing Growth Portfolio

At its June 23, 2009 meeting, the Board approved (1) the acquisition of all of the assets and the assumption of all of the liabilities of the Small Cap Growth Portfolio by the Developing Growth Portfolio, in exchange for shares of the Developing Growth Portfolio to be distributed to the shareholders of the Small Cap Growth Portfolio by the Developing Growth Portfolio on the effective date of the Reorganization; and (2) the subsequent liquidation and dissolution of the Small Cap Growth Portfolio (the “Reorganization”), effective on or about November 20, 2009. (Together, the Small Cap Growth Portfolio and the Developing Growth Portfolio are referred to below as the “Portfolios.”)  The Reorganization does not require shareholder approval.

Prior to the close of the Reorganization, the Developing Growth Portfolio will modify its principal investment strategy, investment process, principal risks, and primary benchmark index to match those of the Small Cap Growth Portfolio, as revised in this Prospectus Supplement, which revisions will be effective on or about August 14, 2009 (see Section II above).  In addition, prior to the Reorganization, on or about November 13, 2009, the Developing Growth Portfolio will change its name to the “MainStay VP U.S. Small Cap Portfolio.”  Once the Reorganization is complete, on or about November 20, 2009, shareholders of the Small Cap Growth Portfolio will become shareholders of the combined MainStay VP U.S. Small Cap Portfolio.

New York Life Investments recommended the Reorganization as part of its larger initiative to reposition, rationalize and streamline the funds it manages, including the Portfolios (collectively, the “MainStay Group of Funds”) to reduce duplication among funds, strengthen the fund lineup overall, and create funds with higher asset levels to potentially benefit shareholders with economies of scale.  New York Life Investments also believes that the Reorganization will further its objective to focus the MainStay Group of Funds’ product offerings in key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders.

In approving the Reorganization, the Board considered detailed information provided by New York Life Investments in support of its proposal and New York Life Investments’ recommendation to approve the Reorganization.  The Board, including all of the Directors who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the Reorganization and determined unanimously that the Reorganization: (1) is in the best interests of the Small Cap Growth Portfolio and the Developing Growth Portfolio, and (2) should not result in a dilution of the interests of shareholders in either Portfolio.  Based upon this information as well as other factors the Board deemed relevant, the Board determined that the Reorganization will provide shareholders of the Small Cap Growth Portfolio with a materially identical investment strategy (following the repositioning of their Portfolio, which will begin on August 14, 2009) that has a lower management fee and lower total Portfolio operating expenses.

In evaluating the Reorganization, the Board considered the recommendations of New York Life Investments to approve the reorganization and other factors, including the following:

•
that neither Portfolio historically has been able to achieve sufficient assets to take full advantage of economies of scale and that New York Life Investments believes that it would be challenging for either Portfolio to achieve significant asset growth in the foreseeable future;

•
that the Reorganization is part of a larger initiative to reposition, rationalize and streamline the MainStay Group of Funds, including the Portfolios, to reduce duplication among funds, strengthen the fund lineup overall, and create funds with higher asset levels to potentially benefit shareholders with economies of scale;

•
New York Life Investments’ objective to focus the MainStay Group of Funds on key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders;

•
that shareholders of both Portfolios may benefit over time from the enhanced potential for increased economies of scale associated with increased assets, including the potential for decreased total annual portfolio operating expenses;

•
that both Portfolios historically have focused on “growth” investing, while recognizing that the principal investment strategies, investment processes, principal risks, and primary benchmark indexes of both Portfolios would be modified prior to the Reorganization and would no longer be focused on growth investing;

•
that the Board’s decision to modify the Portfolios’ investment objectives, strategies and restrictions in connection with the engagement of Epoch as the subadvisor of the Developing Growth Portfolio and interim subadvisor of the Small Cap Growth Portfolio will result in the Portfolios having substantially identical investment objectives, strategies and restrictions;

•
that, while recognizing that past performance is not a guarantee of future results, particularly in light of the facts that each of the Portfolios recently has retained a new subadvisor and intends to make modifications to its principal investment strategy, investment process, principal risks, and primary benchmark index, the Developing Growth Portfolio has experienced superior average annual total returns as compared to the Small Cap Growth Portfolio over the one-, three- and five-year periods ended December 31, 2008;

•
that the Developing Growth Portfolio has performed better relative to its Lipper[1] peers than the Small Cap Growth Portfolio has performed relative to its Lipper peers over the previous one-, three-, and five-year periods, while recognizing the impending modifications to each Portfolio discussed above;

•	that the Developing Growth Portfolio has a lower management fee than the Small Cap Growth Portfolio;

•
that the total annual portfolio operating expenses for the Developing Growth Portfolio currently are lower for both the Initial and Service Class shares than those of the Small Cap Growth Portfolio, and that, on an pro forma basis assuming the completion of the Reorganization, the total annual operating expenses of the combined Portfolio are estimated to be lower than those of either the Small Cap Growth Portfolio or the Developing Growth Portfolio alone;

•
that New York Life Investments, the Small Cap Growth Portfolio and the Developing Growth Portfolio each will bear one-third of the direct expenses relating to the Reorganization and that the Small Cap Growth Portfolio will bear all costs associated with making its portfolio adjustments in anticipation of the Reorganization, including brokerage fees;

•
that New York Life Investments intends the Reorganization to qualify as a tax-free reorganization, therefore avoiding any federal tax consequences to the shareholders of the Small Cap Growth Portfolio; and

•	possible alternatives to the Reorganization.

In addition to these factors, the Board acknowledged the future potential benefits to New York Life Investments, including that New York Life Investments’ costs to administer the Portfolios may be reduced if the Reorganization is approved.

The modification of the Small Cap Growth Portfolio’s principal investment strategy, investment process, principal risks and primary benchmark will begin on or after August 14, 2009, and the Reorganization is expected to occur on or about November 20, 2009 or on such other date as the officers of the Fund determine (“Closing Date”).  As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Initial Class and Service Class shares of the Small Cap Growth Portfolio will receive the number of full and fractional Initial Class or Service Class shares, respectively, of the Developing Growth Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Small Cap Growth Portfolio.
__________________
[1]	Lipper Inc. is an independent monitor of mutual fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

No commission or other fee will be imposed on shareholders as a result of the Reorganization.  The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

In accordance with regulatory requirements, the Reorganization needs only to be approved by the Board. Consequently, you will not be asked to approve the Reorganization. However, you are encouraged to carefully consider whether the Small Cap Growth Portfolio’s revised principal investment objective, strategies, and risks (as provided in its Prospectus and in this Prospectus Supplement) and those of the Developing Growth Portfolio (as provided in that Portfolio’s Prospectus, as supplemented June 29, 2009, and discussed in this Prospectus Supplement) will meet your investment needs.  If you determine that you wish to become a shareholder of the Developing Growth Portfolio as part of the Reorganization, no action on your part is necessary. Your shares will be automatically exchanged on a tax-free basis for shares of the Developing Growth Portfolio on the Closing Date. If you are a Policy Owner and have instructed that assets be allocated to the Small Cap Growth Portfolio but do not wish to have those assets allocated to the Developing Growth Portfolio, you may instruct New York Life Insurance and Annuity Corporation to allocate your assets to one or more investment options available to your Policy.  Please see the current Prospectus for your Policy for more information.

Until the Closing Date, shareholders of the Small Cap Growth Portfolio will continue to be able to redeem or exchange their shares.  Redemption or exchange requests received after the Closing Date will be treated as requests received by the Developing Growth Portfolio for the redemption or exchange of its shares.

Comparison of the Portfolios

Each Portfolio is organized as a series of the same Maryland corporation (the Fund) and is governed by the same Articles of Incorporation and Bylaws.  As such, there are no material differences in the rights of either Portfolio’s shareholders.  The Portfolios are overseen by the same Board of Directors.

New York Life Investments serves as the investment advisor to both Portfolios.  As described above, effective June 29, 2009, Epoch serves as the subadvisor to both Portfolios and the same portfolio managers are responsible for the day-to-day investment management of the Portfolios.  Effective August 14, 2009, the Portfolios will adopt materially identical investment objectives and investment strategies, which for both Portfolios are different from their current investment objectives and investment strategies.  The Portfolios’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio) are identical in all material respects. Accordingly, as of the Closing Date, it is expected that there will not be any significant differences between the portfolio composition and management of the two Portfolios.

Both Portfolios offer Initial Class and Service Class shares and also have a common administrator and distributor.  Shares of all of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies by NYLIAC, and as underlying investments of the Fund’s Asset Allocation Portfolios.  The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under the Policy.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Portfolios. Expenses of the Portfolios are based upon the operating expenses as of December 31, 2008.  Pro forma fees show estimated expenses of the Developing Growth Portfolio after giving effect to the proposed Reorganization.  Pro forma numbers are estimated in good faith and are hypothetical.

Initial Class
	Small Cap Growth Portfolio	Developing Growth Portfolio	Developing Growth Portfolio Pro Forma Combined
Management Fees (1)	0.90%	0.80%	0.80%
Distribution and Service (12b-1) Fees (2)	None	None	None
Other Expenses (3)	0.09%	0.15%	0.12%
Total Annual Portfolio Operating Expenses (4)	0.99%	0.95%	0.92%

Service Class
	Small Cap Growth Portfolio	Developing Growth Portfolio	Developing Growth Portfolio Pro Forma Combined
Management Fees (1)	0.90%	0.80%	0.80%
Distribution and Service (12b-1) Fees (2)	0.25%	0.25%	0.25%
Other Expenses (3)	0.09%	0.15%	0.12%
Total Annual Portfolio Operating Expenses (4)	1.24%	1.20%	1.17%
       _________________________
(1)
The management fee for the Developing Growth Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

The management fee for the Small Cap Growth Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.

(2)
Because the 12b-1 fee is an ongoing fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3)
“Other Expenses” also includes the Small Cap Growth Portfolio’s share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4)
The Total Annual Portfolio Operating Expenses reflect only the operating expenses of the Small Cap Growth Portfolio and do not include the Portfolio’s share of the fees and expenses of any other fund in which the Portfolio may invest.

Examples

The following examples are intended to help you compare the costs of investing in each Portfolio and the combined Portfolio with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated and reflect what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them.  The examples also assume that your investment has a 5% return each year, that each Portfolio’s operating expenses remain the same and that all dividends and distributions are reinvested.  Your actual costs may be higher or lower than those shown.

	Small Cap Growth Portfolio		Developing Growth Portfolio		Developing Growth Portfolio – Pro Forma Combined
Expenses After	Initial Class	Service Class	Initial Class	Service Class	Initial Class	Service Class
1 Year	$101	$126	$97	$122	$94	$119
3 Years	$315	$393	$303	$381	$293	$372
5 Years	$547	$681	$525	$660	$509	$644
10 Years	$1,213	$1,500	$1,166	$1,455	$1,131	$1,420

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE